UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue

Port Washington, New York 11050

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbols	Name of exchange on which registered
Common Stock, $0.06 Par Value	CDR	The New York Stock Exchange
7.25% Series B Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDR/PB	The New York Stock Exchange
6.50% Series C Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDR/PC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Cedar Realty Trust, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) on May 27, 2020.

(b) At the Annual Meeting, stockholders of the Company voted on (i) the election of seven director nominees to the board of directors of the Company to serve until the next annual meeting of stockholders in 2021 and until their successors are duly elected and qualify, (ii) the approval of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020, (iii) a non-binding, advisory resolution approving the compensation of the Company’s named executive officers. A total of 81,100,884 shares of common stock of the Company outstanding and entitled to vote were present at the Annual Meeting, in person or by proxy, representing approximately 90.79% of the outstanding stock entitled to vote at the Annual Meeting. All of the proposals submitted to stockholders for approval were approved, with the following results:

1. Election of directors.

	For	Withheld	Abstain	Broker Non-Votes
Abraham Eisenstat	70,882,637	997,937	51,104	9,169,206
Gregg A. Gonsalves	69,985,714	1,894,221	51,743	9,169,206
Pamela N. Hootkin	68,245,283	3,634,800	51,595	9,169,206
Sabrina L. Kanner	69,974,212	1,896,256	61,210	9,169,206
Steven G. Rogers	71,089,138	781,548	60,992	9,169,206
Bruce J. Schanzer	70,463,132	1,414,688	53,858	9,169,206
Roger M. Widmann	68,814,076	3,065,700	51,902	9,169,206

2. Appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ended December 31, 2020.

For	Against	Abstain	Broker Non-Votes
79,612,779	1,469,430	18,675	0

3. Approval of a non-binding, advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
49,324,500	22,248,852	358,326	9,169,206

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2020

CEDAR REALTY TRUST, INC.

By:	/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and CEO